Income Taxes	9 Months Ended
Sep. 30, 2013
Income Taxes [Abstract]
Income Taxes

Income Taxes

The TRS Lessee income tax expense from continuing operations for the three months ended September 30, 2013 and 2012 was $0 and $0.3 million, respectively.  The TRS Lessee income tax expense from continuing operations for the nine months ended September 30, 2013 and 2012 was $0 and $0.3 million respectively. The TRS Lessee has estimated its income tax benefit using a combined federal and state rate of approximately 38%. We have provided a full valuation allowance against our deferred tax asset at September 30, 2013, due to the uncertainty of realization (because of historical operating losses) and as a result no income tax expense or benefit was recorded for the three months and nine months ended September 30, 2013. The TRS net operating loss carryforward from September 30, 2013 as determined for federal income tax purposes was approximately $18.9 million. The availability of such loss carryforward will begin to expire in 2022.